Exhibit 10.8

                             NewBridge Capital, Inc.
                          24 Corporate Plaza, Suite 100
                         Newport Beach, California 92660


                                  July 1, 2002


Global Trade Finance, Inc.
P.O. Box 500410, Saipan MP 96950
Commonwealth of the Northern Mariana Islands, USA

RE: Purchase of assets to and certain liabilities of NewBridge Capital, Inc. a Nevada corporation ("NewBridge"), more fully described in Exhibits "A" and "B" attached hereto (the "NewBridge Assets" and the "Assumed Debt", respectively) by Global Trade Finance, Inc., a corporation organized under the laws of The Commonwealth of the Mariana Islands ("Global").

Gentlemen:

      When countersigned by you in the space provided below, this letter (the "Agreement") shall serve as our understanding and agreement between NewBridge and Global, effective the date hereof, as follows:

1. NewBridge hereby agrees to sell the NewBridge Assets for Seven Hundred Eighty Six Thousand Dollars ($786,000.00),payable Forty Thousand Dollars ($40,000.00) in cash("Cash Consideration"), Forty Thousand Dollars ($40,000.00) by a secured promissory note (the "Note") and the assumption by Global of the Assumed Debt. Collectively the Cash Consideration, the Note and the Assumed Debt are herein referred to as the "Purchase Price".

2. By its execution hereof NewBridge covenants that it has not conveyed in any interest in the NewBridge Assets, or created any claim or third-party right to any cause of action, either by instrument in writing or otherwise, which it believes it has, in or against the NewBridge Assets, or agreed to compromise, settle or otherwise assign any of the NewBridge assets to any creditor listed in the Assumed Debt. Further, NewBridge will defend Global from any claims against the NewBridge Assets.

3. The parties expressly mutually agree that the Purchase Price set forth herein is fair and reasonable consideration for the parties to enter into this Agreement.

4. Agreement shall become effective upon receipt of fully executed counterparts hereof by the parties and the respective delivery of the documents transferring the NewBridge Assets to Global and the assumption of the assumed obligations by Global together with the payment of the cash consideration (the "Effective Date").

5. This Agreement shall be void and of no effect if any one of the following events occurs:

      A) If NewBridge fails to accept, sign and deliver this Agreement before August 30, 2002; or,

      B) If this Agreement is signed by the parties by August 30, 2002 and exchanged, but NewBridge fails to tender the NewBridge Assets, or Global fails to deliver the Cash Consideration or effective assumption of the Assumed Debt on or before September 30, 2002, when otherwise extended in writing by both parties.

      In the event this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect and no obligation, right, or liability shall arise hereunder. And, further, each party shall bear its own costs in connection with the negotiation, preparation, and execution of this Agreement.

6. Global and NewBridge mutually agree to cooperate with each other, to execute additional instruments and take such action as may be reasonable requested by either party to carry out the intent and purpose of this Agreement.

7. The persons executing this Agreement are duly authorized to do so. Further, each party represents, through such executors, that it has taken, or will take prior to Effective Date all action required by law or otherwise to properly and legally execute and carry out the terms of this Agreement.

8. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

      To       NewBridge:    NewBridge Capital, Inc.
                             24 Corporate Plaza, Suite 100
                             Newport Beach, California 92660
                             Telephone: +949-717-0626
                             Facsimile: +949-717-0613

               To Global:    Global Trade Finance, Inc.
                             P.O. Box 500410, Saipan MP 96950
                             Commonwealth of the Northern Mariana Islands, USA
                             Telephone: (670) 233-5001
                             Facsimile:  (670) 233-5003

      With Copy to:          J. L. Lawver
                             P.O. Box #113
                             Palos Verdes Est. CA. 90274
                             Telephone (213) 541-6600
                             Facsimile  (213) 541-6970

      or to any other address which may hereafter be designated by either party by notice given in such manner. All notices shall be deemed to have been given as of the date of receipt.

10. This Agreement sets forth the entire understanding between the parties hereto and not other prior written or oral statement or agreement shall be recognized or enforced.

11. If a court of competent jurisdiction determines that any clause or provision of this Agreement if invalid, illegal, or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which determined to be void, illegal, or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

12. Neither party may assign this Agreement without the express written consent of the other party, however, any such Assignment shall be binding on and inure to the benefit of such successor, or in the event of death or incapacity, on their heirs, executors, administrators and successors of any party.

13. This Agreement shall be construed and enforced in accordance with the laws of the United States, State of Nevada.

14. If any legal action or other preceding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of dispute among the parties hereto, the prevailing party will be entitled to recover actual attorneys' fees (including for appeals and collection) and other costs incurred in such action or proceeding, in addition to any other relief to which such party may been titled.

15. No waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default, then, theretofore, or thereafter occurring or existing. This Agreement may only be amended by a writing signed by all parties hereto.

16. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes. If a party signs an counterpart of this Agreement and then transmits an electronic facsimile of the signature page to another party, the party who receives the transmission may rely upon the counterpart electronic facsimile as assigned original of this Agreement.


Sincerely,

NewBridge Capital, Inc.



By: /s/ Fred G. Luke
--------------------
Name:   Fred G. Luke
Title:  President


ACCEPTED THIS 1ST DAY OF JULY, 2002

Global Trade Finance, Inc.



By: /s/ Jon L. Lawver
---------------------
Name:   Jon L. Lawver
Title:  Secretary



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


                                    EXHIBIT A
                            To the Purchase Agreement
                               Dated July 1, 2002
                                     Between
                             NewBridge Capital, Inc.
                                       And
                           Global Trade Finance, Inc.

                              The NewBridge Assets


         ASSETS
           Accounts Receivable
             ACI Asset Management, Inc.                      $  87,500.00
             Casino Management of America, Inc.                 87,500.00
             H-Entertainment                                    50,500.00
             NewCom International, Inc.                         11,165.00
             NuOasis Laughlin, Inc.                             87,500.00
             NuOasis Las Vegas, Inc.                            87,500.00
             NuOasis Resorts Inc.                               41,500.00
             NuOasis International Inc.                         95,000.00
             NuOasis Properties, Inc.                           87,500.00
             Oasis Resorts International, Inc.                  90,000.00
             BioSecure Corp.                                    94,500.00
                                                             -------------
               Total Accounts Receivable                     $ 820,165.00
               Less Allowance                                 (410,082,50)

           Investment Securities:
             AirTech Int'l Group, Inc.- Preferred. Stock     $  60,000.00
             Global Axcess Corporation                          25,000.00
             H-Entertainment, Inc.                              52,668.22
             Oasis Resorts International, Inc.                   1,700.51
             Anyuser.net                                         2,422.50
             BioSecure Corp.                                    18,235.57
             NuOasis Resorts, Inc.-Preferred                     1,303.70
                                                             -------------
               Total Investment Securities                   $ 161,330.50

           Loans Receivable
             ACI Asset Management, Inc.                      $   1,500.00
             BioSecure Corp.                                    18,802.03
             Casino Management of America, Inc.                  1,000.00
             Consulta LLC                                           86.00
             Eventide                                              385.60
             Newport-Happamon Industries Inc.                       36.00
             Hartcourt Companies, Inc.                             146.84
             NewCom International, Inc.                          1,000.00
             NuOasis Laughlin, Inc.                              2,500.00
             NuOasis Las Vegas, Inc.                             2,500.00

(continued)
                                       4


                              EXHIBIT A (continued)
                            To the Purchase Agreement
                               Dated July 1, 2002
                                     Between
                             NewBridge Capital, Inc.
                                       And
                              Global Finance, Inc.

             NuOasis Resorts Inc.                            $ 426,700.00
             NuOasis International Inc.                          3,000.00
             NuOasis Properties, Inc.                            2,500.00
             NuVen Advisors Limited Partnership                 19,000.00
             Oasis Resorts International, Inc.                     146.73
             Wirelease, Inc.                                       516.00
             YESLife Inc.                                       27,850.00
             YesBrands Inc.                                      3,300.00
             Yes Lic.                                              285.00
                                                             -------------
               Total Loans Receivable                        $ 511,254.20
               Less Allowance                                ( 490,798.76)

           Notes Receivable:

             Fred G. Luke      .                             $ 110,135.91

           Prepaid Expenses:                                 $  13,810.34
                                                             -------------
           Fixed Assets:
             Net Book Value                                  $  70,193.55
                                                             -------------
         TOTAL NEWBRIDGE ASSETS                              $ 786,008.24
                                                             =============

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


                                    EXHIBIT B
                            To the Purchase Agreement
                               Dated July 1, 2002
                                     Between
                             NewBridge Capital, Inc.
                                       And
                           Global Trade Finance, Inc.

                                The Assumed Debt

           Accounts Payable to be Assumed:
             MasterCard Payable                              $   8,715.99
             Trade Payables                                    275,770.50
             Accrued Guarantee                                 218,801.54
             Payroll Taxes Payable                               3,274.22
             Outstanding Lease Payable                          81,653.72
                                                             -------------
               Subtotal                                      $ 588,215.97

           Loans Payable, to be Assumed:
             MediaOne                                           10,000.00
             FLS, LLC                                           49,605.75
             ZCL, LLC                                           58,500.00
                                                             -------------
               Subtotal                                      $ 118,105.75
                                                             -------------
         TOTAL ASSUMED DEBT                                  $ 706,321.72
                                                             =============

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